QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

[INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]

Interim Amendment to
Territory License No. 6 and Data License Agreement

        This amendment ("Interim Amendment") to the Data License Agreement ("Agreement") dated December 1, 1999, by and between NAVTEQ North America, LLC (formerly named Navigation Technologies North America, LLC; formerly Navigation Technologies Corporation)("NT") and Harman International Industries, Incorporated ("LICENSEE" or "Harman") and Territory License No. 6 ("TL6") thereto dated January 1, 2002, including and any and all amendments thereto (if any), is entered into by the parties as of December 15, 2004 ("Effective Date").

1.
NT Party and Assignment. NAVTEQ Corporation, formerly named Navigation Technologies Corporation, has assigned its rights and obligations under the Agreement (including all Territory Licenses thereto) to its subsidiary NAVTEQ North America, LLC. NAVTEQ Corporation's European subsidiary, Navigation Technologies B.V., has changed its name to NAVTEQ B.V.

2.
NAVTEQ Name. All references to "NAVTECH" in the Agreement and TL6 are hereby changed to "NAVTEQ".

3.
Extension. The Expiration Date of the Agreement is hereby extended to September 30, 2006, and the Expiration Date of TL6, including the Distribution Services Addendum thereto, is hereby extended to April 30, 2005.

4.
Expansion of Licensed Territory. Under Section II of TL6, effective as of August 1, 2004: (a) the Licensed Territory of US/Canada shall additionally include Puerto Rico and the Virgin Islands, (b) the term "Western Europe" is changed to "Europe"; and (c) and the Licensed Territory of Europe shall additionally include Czech Republic, Slovakia, Greece, Poland and Hungary.

5.
Additional NAVTEQ Data Content. Effective as of August 1, 2004, the licensed NAVTEQ Data content (see Section III.A of TL6) shall additionally include the following data where generally released by NT:

    [redacted]

6.
Interim License Fees. The license fees set forth in Exhibit C of TL 6 shall apply for US/Canada through October 31, 2004 and for Europe through July 31, 2004. For the subsequent periods for US/Canada and Europe, respectively, through April 30, 2005 (i.e, for November 2004 through April 2005 for US/Canada and for August 2004 through April 2005 for Europe), Section I.A of Exhibit C of TL6 is amended and restated in its entirety as follows:

    [redacted]

7.
Confidentiality. Without limitation to any other provision of the Agreement, the provisions of this Interim Amendment are strictly confidential and LICENSEE shall not disclose such information to any third party.

8.
Definitive Agreement. In the absence of this Interim Agreement, TL6 would expire on December 31, 2004. [redacted]

NAVTEQ NORTH AMERICA, LLC	HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
Signature	Signature
Name	Name
Title	Title

NAVTEQ B.V.

Signature	Signature
Name	Name
Title	Title

Interim Amendment to TL6 and DLA (Harman)	CONFIDENTIAL

QuickLinks

  Exhibit 10.1